                              AMENDMENT AND CONSENT


                           Dated as of August 24, 2001

                  Reference is hereby made to the Amended and Restated Participation Agreement dated as of September 2, 1998 among Williams Communications, LLC, formerly Williams Communications, Inc. (the "Company"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Trustee of the 1998 WCI Trust (the "Trustee"), the Persons named therein as Note Holders, as Certificate Holders and as APA Purchasers, State Street Bank and Trust Company, not in its individual capacity, but solely as Collateral Agent, and Citibank, N.A., as Agent (as amended and supplemented through the date hereof, the "Participation Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Participation Agreement.

                  Reference is also made to the Asset Purchase Agreement dated as of September 2, 1998 among CXC Incorporated, WC Network Funding LLC, each of the financial institutions that has executed a signature page to the Asset Purchase Agreement or an Assignment of Purchase Commitment (the "APA Purchasers"), Citibank, N.A., as Agent for the APA Purchasers, and Citicorp North America, Inc. (the "Asset Purchase Agreement").

                  WHEREAS, the parties desire to effect certain amendments to the Participation Agreement and the Asset Purchase Agreement;

                  NOW, THEREFORE, the undersigned hereby agree as follows:

                  1. Amendment to the Participation Agreement. The Participation Agreement is hereby amended as follows:

                  (a) The Commitment Fee chart set forth in Section A of Part II to Schedule II to the Participation Agreement is hereby deleted in its entirety and restated as follows:


                                                                             Commitment
                                                                                Fee(2)
                                Ratings Level(1)                           (bps per annum)
                                ----------------                           ---------------
                  A/A2 or Better                                                23.0
                  A-/A3                                                         23.5
                  BBB+/Baal                                                     24.5
                  BBB/Baa2                                                      25.0
                  BBB-/Baa3                                                     28.0
                  Lower than BBB-/Baa3                                          38.0

(1) If the Guarantor is split-rated, the higher rating level will apply.

(2) The Collateral Purchase Account fee shall equal the Commitment/Liquidity Backstop Fee multiplied by 1.2.

                  (b) Paragraph (d) of Section 1.06 of the Participation Agreement is hereby deleted in its entirety.

                  (c) Appendix A of the Participation Agreement is hereby amended by deleting in its entirety the definition of "Guarantor" contained therein and replacing it with the following: "'Guarantor' means The Williams Companies, Inc., successor in interest by merger dated July 31, 1999 to Williams Holdings of Delaware, Inc.".

                  (d) Appendix A of the Participation Agreement is hereby amended by deleting in its entirety the definition "Guaranty" contained therein and replacing it with the following: "'Guaranty' means the Second Amended and Restated Guaranty Agreement dated as of August 17, 2000 between The Williams Companies, Inc., the Trustee, the Collateral Agent, the Agent and Citibank, N.A., as APA Agent."

                  2. Amendments to the Asset Purchase Agreement. The Asset Purchase Agreement is hereby amended as follows:

                  (a) The first paragraph of Section 2(a) of the Asset Purchase Agreement is hereby deleted and restated in its entirety as follows:

                  "(a) From time to time upon notice from the Securitization Company (or CNAI or any other agent designated by the Securitization Company to give such notice on behalf of the Securitization Company) to the Agent (which shall give prompt notice thereof to one or more of the Purchasers, as selected by the Agent in its discretion), each of such Purchaser or Purchasers as shall have received such notice shall, from time to time on or prior to such Purchaser's Purchase Termination Date (as defined in Section 5), purchase without recourse to the Securitization Company (except in the case of a breach by the Securitization Company of its express representations, warranties and other obligations hereunder), on the terms and conditions herein set forth, the Securitization Percentage Interest that the Securitization Company offers for sale to such Purchaser (it being understood and agreed that the Securitization Company may give any such notice to the Agent for any reason whatsoever). Each such notice of purchase shall be given by the Agent to each applicable Purchaser no later than 12:00 noon (New York City time) on the date of such purchase (which shall be a Business Day (as defined below)), shall be sent by telecopier, telex or cable to all such Purchasers concurrently, and shall specify the date of such purchase (which shall be a Business Day) and the Advance or Advances or portion thereof in which the interest is to be purchased by such Purchaser (identified by term and principal amount). Prior to 3:00 p.m. (New York City time) on the date of such purchase, such Purchaser shall pay to the Agent for the account of the Securitization Company, in immediately available funds in United States dollars, by depositing to an account specified by the Agent at the office of Citibank at 399 Park Avenue, New York, New York 10043 (the "Agent's Account"), an amount (such Purchaser's "Securitization Purchase Price") equal to such Purchaser's Percentage multiplied by the sum of (i) the then unpaid principal amount of such Advance or Advances (or such portion thereof) plus (ii) the aggregate unpaid interest payable on such Advance or Advances (or such portion thereof) (including Capitalized Interest) through the maturity dates thereof. After the Agent's receipt of such funds, the Agent will make such funds available to the Securitization Company by crediting an account specified by the Securitization Company at the office of Citibank as aforesaid (the "Securitization Company's Account"). For purposes of this Agreement, the term "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York, are required or authorized to close."

                  (b) The first sentence of Section 7(b) of the Asset Purchase Agreement is hereby deleted and restated in its entirety to read as follows:

                  "(b) Subject to Section 7(c), whenever any amount or principal or interest is paid in connection with any Advance, or any Company Note, in which any Purchaser has purchased a Percentage Interest, the Securitization Company or the Borrower, as the case may be, will promptly pay, or cause to be paid, out of such funds received by it, to the Agent at the Agent's Account for the account of such Purchaser, in immediately available funds in United States dollars, such Purchaser's Percentage of such principal amount and its Percentage of accrued interest on the principal amount of the Advance or Company Note, as the case may be, adjusted to reflect the fact that such Purchaser is entitled to interest on its applicable Purchase Price."

                  (c) Sections 18(b)(iv) and 18(b)(v) of the Asset Purchase Agreement are hereby deleted in their entirety.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants that as of the date hereof (except for any such representations or warranties relating to a specific earlier date or time period) and after giving effect to this Amendment and Consent:

                           (a) all of the representations and warranties of the Company set forth in the Operative Documents (other than those contained in Section 3.01(x) of the Participation Agreement) are true and correct in all material respects;

                           (b) there are no offsets, defenses or counterclaims against the obligations of the Company under the Operative Documents;

                           (c) no Default, Event of Default or Environmental Trigger exists on the part of the Company; and

                           (d) this Amendment and Consent has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against the company, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

                  4. Representations and Warranties of the Guarantor. The Williams Companies, Inc. (the "Guarantor") hereby represents and warrants that as of the date hereof

(except for any such representations or warranties relating to a specific earlier date or time period) and after giving effect to this Amendment and
Consent:

                           (a) all of the representations and warranties of the Guarantor set forth in the Operative Documents (other than those contained in Section 3.01(m) of the Second Amended and Restated Guaranty Agreement dated as of August 17, 2000 between the Guarantor, the Trustee, the Collateral Agent, the Agent and the APA Agent) are true and correct in all material respects;

                           (b) there are no offsets, defenses or counterclaims against the obligations of the Guarantor under the Operative Documents;

                           (c) no Default, Event of Default or Environmental Trigger exists on the part of such Guarantor; and

                           (d) this Amendment and Consent has been duly executed and delivered by the Guarantor and is the legal, valid and binding obligation of the Guarantor, enforceable against the company, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

                  5. Trustee. The undersigned Note Holders and Certificate Holders hereby (a) direct the Trustee to give its consent to the actions contemplated hereby by executing and delivering this Amendment and Consent, and
(b) consent to the execution and delivery by the Trustee of this Amendment and Consent.

                  6. Consent. CXC and each APA Purchaser executing this Amendment and Consent as an APA Purchaser hereby directs the SPV to execute and deliver this Amendment and Consent.

                  7. Effective Date. This Amendment and Consent shall be effective on the date first above written.

                  8. Full Force and Effect. Except as specifically amended hereby, the Operative Documents and the Securitization Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  9. Exculpation of the Trustee. Except for its own gross negligence or willful misconduct and as otherwise expressly provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Amendment and Consent is executed and delivered by SSBTC, not in its individual capacity but solely as Trustee under the Declaration of Trust, in the exercise of the powers and authority conferred and vested in it as the Trustee, (b) each of the undertakings and agreements herein made on the part of the Trustee is made and intended not as a personal representation, undertaking and agreement by SSBTC but is made and intended for the purpose for binding only the Trust Estate created by the Declaration of Trust, (c) nothing herein contained shall be construed as creating any liability on SSBTC, individually or personally, to perform any obligation of the Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the parties to this Amendment and Consent and by any Person lawfully claiming by, through or under the parties to this Amendment and Consent and (d) under no circumstances shall SSBTC be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under the Operative Documents.

                  10. Exculpation of the Collateral Agent. Except for its own gross negligence or willful misconduct and as otherwise provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Collateral Agent, not in its individual capacity but solely as Collateral Agent, under the Interparty Agreement, in the exercise of the powers and authority conferred and vested in it as the Collateral Agent, (b) nothing herein contained shall be construed as creating any liability on the Collateral Agent, individually or personally, to perform any obligation of the Collateral Agent either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the Parties and by any Person claiming by, through or under the Parties and (c) under no circumstances shall the Collateral Agent be personally liable for the payment of any indebtedness or expenses of the Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Collateral Agent under this Agreement or the Operative Documents except where such breach or failure is the result of the Collateral Agent's willful misconduct or gross negligence.

                  11. Governing Law. This Amendment and Consent shall be governed by and construed under the laws of the State of New York.

                  12. Counterparts. This Amendment and Consent may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which taken together shall be deemed to be one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Consent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed by their officers thereunto duly authorized as of the day and year first above written.


                            [SIGNATURE PAGES FOLLOW.]

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM





                                        WILLIAMS COMMUNICATIONS, LLC


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        THE WILLIAMS COMPANIES, INC.


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM






                                        STATE STREET BANK AND TRUST COMPANY OF
                                        CONNECTICUT NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of the 1998 WCI Trust, as Trustee and Lessor


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as Collateral Agent

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM




                                        CITIBANK, N.A., as Agent



                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        CITIBANK, N.A.
                                        as APA Purchaser



                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        CXC INCORPORATED

                                        By: CITICORP NORTH AMERICA, INC.,
                                            as attorney-in-fact


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:




                                        CITICORP NORTH AMERICA, INC.,
                                          as administrative agent for CXC
                                          Incorporated and as RCE Agent

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        WC NETWORK FUNDING LLC,
                                        as Note Holder

                                        By: WC Network Holdings, Inc.,
                                            its sole member


                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        FBTC LEASING CORP.,
                                        as Certificate Holder


                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        SCOTIABANC INC.,
                                        as Certificate Holder



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:



                                        THE BANK OF NOVA SCOTIA,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        BANK OF MONTREAL,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        ROYAL BANK OF CANADA,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        BANK OF AMERICA, N.A., as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        THE CHASE MANHATTAN BANK,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM





                                        BARCLAYS BANK PLC,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        TORONTO DOMINION (TEXAS), INC.
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        ABN AMRO BANK, N.V.
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM





                                        FLEET NATIONAL BANK (f/k/a BankBoston,
                                        N.A.), as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        CIBC INC., as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        THE BANK OF NEW YORK,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        BNP PARIBAS, as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:


                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        COMMERZBANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES, as APA
                                        Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:


                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                     SIGNATURE PAGE TO AMENDMENT AND CONSENT
                           DATED AS OF AUGUST 24, 2001
                  WITH RESPECT TO WILLIAMS COMMUNICATIONS, LLC
                      SECURITIZED ASSET DEFEASANCE PROGRAM



                                        CREDIT AGRICOLE INDOUSUEZ,
                                        as APA Purchaser



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:



                                        By:
                                           ------------------------------------
                                              Name:
                                              Title: